                                                                    EXHIBIT 99.2


                           CERTIFICATION PURSUANT TO
                            18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                SECTION 906 OF THE SARBANES - OXLEY ACT OF 2002

         In connection with the Quarterly Report of Input/Output, Inc. (the "Company") on Form 10-Q for the period ending March 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I,
Brad Eastman, Vice President, Chief Administrative Officer and Secretary of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that:

                  (1)  The Report fully complies with the requirements of
         Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

                  (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Brad Eastman
Vice President, Chief Administrative Officer and Secretary
May 15, 2003